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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                         reported) February 24, 1998
                                  -----------------

                 J.P. Morgan Commercial Mortgage Finance Corp.
           ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      333-31095             13-3789046
----------------------------         ------------        -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)


                                60 Wall Street
                          New York, New York  10260
                       -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

      Registrant's telephone number, including area code (212) 648-9344
                                                         --------------

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Item 5.   Other Events
------    ------------

Filing of Computational Materials.
---------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1998-C6, J.P. Morgan Securities Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Computational Materials on
                              Form SE dated February 24, 1998



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           J.P. MORGAN COMMERCIAL MORTGAGE
                             FINANCE CORP.



                           By: /s/ Larry Blume
                               ------------------------
                               Name:  Larry Blume
                               Title: Vice President

Dated:    March 9, 1998


                               Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

99.         Computational Materials filed on Form SE
            dated February 24, 1998                                      6


               IN ACCORDANCE WITH RULE 311 OF REGULATION S-T,
           THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                  EXHIBIT 99

                           COMPUTATIONAL MATERIALS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C6


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599



                                        March 11, 1998


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  J.P. Morgan Commercial Mortgage Finance Corp.
          Mortgage Pass-Through Certificates, Series 1998-C6
          --------------------------------------------------


Ladies and Gentlemen:

     On behalf of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to Rule 311 of Regulation S-T the exhibits will be filed today in paper on Form SE.


                                        Very truly yours,

                                        /s/ James Y. Lee

                                        James Y. Lee


Enclosure